Exhibit 10.2

EXECUTION COPY

AMENDMENT (this “Amendment”) dated as of June 2, 2006 to the Asset Purchase Agreement dated as of January 22, 2006, among CVS Pharmacy, Inc., a Rhode Island corporation (“Buyer”), CVS Corporation, a Delaware corporation (“Parent”), Albertson’s, Inc., a Delaware corporation (“Albertson’s”), New Aloha Corporation, a Delaware corporation (“New Diamond”), SUPERVALU INC., a Delaware corporation (“SUPERVALU”), and the entities listed on Annex A thereto (such entities listed on Annex A together with Albertson’s, the “Sellers”) (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the parties hereto entered into the Agreement, pursuant to which Buyer agreed to purchase certain assets from the Sellers and to assume certain related liabilities;

WHEREAS, the parties desire to amend the Agreement, as further set forth herein; and

WHEREAS, the parties have agreed to certain other amendments to the Agreement, including such amendments as set forth in the Employee Agreement (as defined below) and certain other agreements including the Seasonal Products Agreement, the Prescription Drug Agreement, and the Audit Agreement (each as defined below).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.01. Merger. Section 1.01 of the Agreement shall be amended to add the words “and subject to Section 1.07(d)” following the words “Except as otherwise provided below,” in the lead-in thereto. Section 1.02 of the Agreement shall be amended to add the words “and subject to Section 1.07(d)” following the words “contained herein” in the lead-in thereto. Section 1.03 of the Agreement shall be amended to add the words “and subject to Section 1.07(d)” following the words “conditions of this Agreement” in the lead-in thereto. Section 1.04 of the Agreement shall be amended to add the words “and subject to Section 1.07(d)” following the words “writing to the contrary” in the lead-in thereto. Section 1.07 of the Agreement shall be amended by adding thereto a new subsection (d) to read:

(d) Notwithstanding anything to the contrary contained herein, including in Sections 1.01, 1.02, 1.03 and 1.04, (i) the assets and liabilities that are allocated pursuant to Article 3 of the Texas Merger Agreement (as defined in Section 13.11) to the surviving entities of the merger thereunder shall be transferred by operation of law only to such entities pursuant to such agreement, which shall be effective immediately prior to the Closing (ii) the assets allocated to ADSI-CVS, LLC pursuant to Article 3 of the Texas Merger Agreement shall be Purchased Assets hereunder and the liabilities allocated to ADSI-CVS, LLC pursuant to Article 3 of the Texas Merger Agreement shall be Assumed Liabilities hereunder, including for purposes of Section 11.02(b), (iii) the foregoing will not affect (i) the obligations of Albertsons to cause SV Successor, LLC to transfer assets in accordance with Section 1.01 hereunder or (ii) the obligation of Buyer to assume liabilities in accordance with Section 1.03 (and the operation of Sections 1.02 and 1.04 shall also apply to such entity, if at all, no differently than to any other Subsidiary of Seller) and (iv) any liability of American Drug Stores, Inc. to which ADSI-CVS, LLC may succeed by virtue of the merger under the Texas Merger Agreement that is inconsistent with the allocation of liabilities thereunder shall be an Excluded Liability hereunder, including for purposes of Section 11.02(a).

Section 1.02. Petty Cash and Other Adjustment. (a) Section 1.01(l) of the Agreement is hereby amended and restated as follows:

(l) cash in cash registers at each Store as maintained in the ordinary course consistent with past practice (“Petty Cash”);

(b) The following Section 1.11 is hereby added to the Agreement:

Section 1.11. Petty Cash and Other Adjustment. As promptly as practicable after the Closing, the parties shall cooperate to determine the aggregate Petty Cash as of the Effective Time and, promptly after determination thereof, if (i) the aggregate Petty Cash exceeds an amount equal to $2,000 multiplied by the aggregate number of Stores (the “Base Petty Cash”), then CVS shall pay to SUPERVALU such difference in immediately available funds, and (ii) the aggregate Petty Cash is less than the Base Petty Cash, then SUPERVALU shall pay to CVS such difference in immediately available funds. Any payment pursuant to this Section 1.11 shall be treated for all purposes as an adjustment to the Purchase Price.

Section 1.03. Trailers and Tractors. (a) The text of 1.01(n) of the Agreement is hereby deleted and replaced with the following: “all trailers and tractors included on Exhibit H hereto;”.

Section 1.04. Non-Competition Agreements. The word “and” is hereby deleted at the end of Section 1.01(o). The period is hereby replaced with “; and”

at the end of Section 1.01(p) of the Agreement. The following section 1.01(q) is hereby added to the Agreement:

(q) to the extent assignable, all non-competition covenants or agreements relating solely to competition with any of the Stores in favor of any Seller which were granted by a third-party transferor or seller of a Store in connection with the acquisition by any Seller of a Store.

Section 1.05. The word “and” is hereby deleted at the end of Section 1.02(v). The period is hereby replaced with “; and” at the end of Section 1.02(w) of the Agreement. The following Section 1.02(x) is hereby added to the Agreement:

(x) all trailers and tractors other than the trailers and tractors listed on Exhibit H attached hereto.

Section 1.06. La Habra Inventory Adjustment. The text of Section 1.10 of the Agreement is hereby deleted and replaced with the following:

Section 1.10. La Habra Inventory Adjustment. The Parties hereto acknowledge and agree that (i) the normal carrying value of non-pharmaceutical inventory at the Distribution Center is eighty-two million five hundred thousand dollars ($82,500,000) (the “Normal Front Store Inventory Value”); and (ii) the normal carrying value of the pharmaceutical inventory normally being held at the Distribution Center is forty-five million eight hundred thousand dollars ($45,800,000), in the case of this clause (ii) as further described in the Prescription Drug Agreement (the “Normal Pharmaceutical Inventory Level”).

Within three days after the Closing, the parties will determine in good faith based on Albertson’s cost method then in effect, the value of the non-pharmaceutical inventory (the “Actual Front Store Value”) and the value of the pharmaceutical inventory (the “Actual Pharmaceutical Value”) in each case at the Distribution Center.

(a) As promptly as practicable after the Closing, CVS shall pay SUPERVALU in immediately available funds according to the following parameters:

(i) if the Actual Front Store Value equals the Normal Front Store Inventory Value, an amount equal to 30% of the Normal Front Store Inventory Value (the “Base Front Store Inventory Credit”);

(ii) if the Actual Front Store Value exceeds the Normal Front Store Inventory Value, an amount equal to the Base Front Store Inventory Credit plus the difference between the Actual Front Store Value and the Normal Front Store Inventory Value; or

(iii) if the Actual Front Store Value is less than the Normal Front Store Inventory Value, an amount equal to the Base Front Store Inventory Credit minus the difference between the Normal Front Store Inventory Value and the Actual Front Store Value.

If the Actual Front Store Value is equal to or less than the Normal Front Store Inventory Level minus the Base Front Store Inventory Credit, then SUPERVALU shall not be entitled to any payment under this Section 1.10(a).

(b) As promptly as practicable after the Closing, CVS shall pay SUPERVALU in immediately available funds according to the following parameters:

(i) if the Actual Pharmaceutical Value equals the Normal Pharmaceutical Inventory Level, an amount equal to the sum of 30% of the Branded Net Cost (as defined in the Prescription Drug Agreement) of the pharmaceutical inventory relating to branded pharmaceutical inventory, and 30% of the Generic Net Cost (as defined in the Prescription Drug Agreement) of the pharmaceutical inventory relating to generic pharmaceutical inventory (the “Base Pharmaceutical Inventory Credit”);

(ii) if the Actual Pharmaceutical Value exceeds the Normal Pharmaceutical Inventory Level, an amount equal to the Base Pharmaceutical Inventory Credit plus an amount to be calculated pursuant to the Prescription Drug Agreement; or

(iii) if the Actual Pharmaceutical Value is less than the Normal Pharmaceutical Inventory Level, an amount equal to the Base Pharmaceutical Inventory Credit minus the difference between the Normal Pharmaceutical Inventory Level and the Actual Pharmaceutical Value.

If the Actual Pharmaceutical Value is equal to or less than the Normal Pharmaceutical Inventory Level minus the Base Pharmaceutical Inventory Credit, then SUPERVALU shall not be entitled to any payment under this Section 1.10(b).

Any payment pursuant to this Section 1.10 shall be treated for all purposes as an adjustment to the Purchase Price.

Section 1.07. The following Section 7.05(c) is hereby added to the Agreement:

(c) Notwithstanding Section 1.02(i), Buyer and its Affiliates shall have a limited, non-transferable license to use the name “ADSI” in the name of ADSI-CVS, LLC, which is one of the resulting entities in the Texas Merger Agreement, and “American Drug Stores” in the name of “American Drug Stores Delaware, L.L.C., the surviving entity in a merger with ADSI-CVS, LLC.

Section 1.08. The following is hereby added to the Agreement at the end of Section 8.02(c):

All Transfer Taxes incurred in connection with the merger of ADSI-ABS, LLC, with and into ADSI-CVS, LLC (the “CVS Texas Merger”) pursuant to the Texas Merger Agreement shall be borne equally by Buyer on the one hand, and Sellers, on the other hand. All Transfer Taxes incurred as a result of the merger of American Drug Stores, Inc., an Illinois corporation, with and into ADSI-ABS, LLC, a Texas limited liability company (the “Illinois-Texas Merger”), or as a result of the merger of ADSI-ABS, LLC with and into SV Successor LLC, a Texas limited liability company (the “SV Texas Merger”) pursuant to the Texas Merger Agreement, shall be borne equally by Buyer on the one hand, and Sellers, on the other hand; provided, however, that the party responsible (the “Responsible Party”) under applicable law for reporting and/or paying such Transfer Tax incurred as a result of the Illinois-Texas Merger or the SV Texas Merger shall be solely responsible for any interest and penalties attributable to the failure of such party to comply with applicable law with respect to such Transfer Tax, unless (a) such failure is the result of actions or failures to act that have occurred with the prior written consent of the other party (the “Other Party”) or (b) the Other Party fails to provide its 50 percent share of the applicable Transfer Tax to the Responsible Party in advance of the due date under applicable law for the Transfer Tax but only if the Responsible Party has provided written demand therefor, along with reasonable supporting documentation, to the Other Party within a reasonable period of time in advance of such date. For purposes of the immediately preceding sentence, Transfer Taxes shall be treated as incurred as a result of the Illinois-Texas Merger or the SV Texas Merger only if and to the extent that (i) the aggregate amount of Transfer Taxes incurred as a result of the Illinois-Texas Merger and the SV Texas Merger (determined without regard to this sentence) exceeds (ii) the aggregate amount of Transfer Taxes that would have been incurred as a result of a merger of American Drug Stores, Inc. into a Delaware limited liability company (the “Alternate Merger”) if the Alternate Merger had occurred prior to the sale of the Purchased Assets pursuant to the Agreement, such Delaware limited liability company had sold the assets allocated to ADSI-CVS, LLC pursuant to Article 3 of the Texas Merger Agreement as contemplated by the Agreement prior to this Amendment and the other transactions contemplated by or occurring in connection with the Agreement or the Separation Agreement had occurred, but the Illinois-Texas Merger, the SV Texas Merger and the CVS Texas Merger had not occurred (provided that such excess shall be reduced (without duplication), but not below zero, by the amount, if any, of Transfer Taxes imposed on the Illinois-Texas Merger or the SV Texas Merger which result in an aggregate reduction in Transfer Tax imposed on one or more transactions contemplated by or occurring in connection with the Separation Agreement, other than any transaction pursuant to the Agreement).

Section 1.09. The following Section 8.03 is hereby added to the Agreement:

Section 8.03. Treatment of Merger as Asset Transfer. The transfer of assets and liabilities to ADSI-CVS, LLC in the merger effected pursuant to the Texas Merger Agreement shall be treated as a taxable sale and purchase of such assets (and assumption of such liabilities) occurring pursuant to this Agreement for all federal income tax purposes and, insofar as a state or local income tax regime conforms to the federal income tax regime, for state and local income tax purposes.

Section 1.10. Indemnification. A new subsection 11.02(b)(iv) shall be added (and the “or” shall be moved from the end of clause (ii) to the end of clause (iii)) that reads:

(iv) actions of North Dakota governmental agencies or North Dakota regulators arising from the Texas Merger Agreement or the transactions related thereto.

Section 1.11. Exhibits and Schedules. Exhibit A, Exhibit B, Exhibit C and Schedule 1.01(g) to the Agreement are hereby deleted and replaced with the Exhibit A, Exhibit B, Exhibit C and Schedule 1.01(g) attached hereto. Exhibit H attached hereto is hereby added to the Agreement.

Section 1.12 . Other Agreements for Purposes of Entire Agreement Provision. The following is hereby inserted between “Agreement” and “and” on the first line of Section 13.11 of the Agreement:

the Employee Agreement dated as of June 2, 2006 (the “Employee Agreement”) between SUPERVALU Holdings Inc. and Parent; the Plan of Merger among ADSI-ABS, LLC, ADSI-CVS, LLC and SV Successor LLC (the “Texas Merger Agreement”); the Holiday and Seasonal Products Agreement dated as of May 26, 2006 among Albertson’s, Parent and Buyer (the “Seasonal Products Agreement”); the Audit Process Agreement dated as of June 2, 2006 among Albertson’s Parent and Buyer (the “Audit Agreement”); and the Prescription Drug Inventory Agreement dated as of June 2, 2006 among Albertson’s, Parent and Buyer (the “Prescription Drug Agreement”).

Section 1.13. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.

Section 1.14. Jurisdiction. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware (and, with respect to claims in which the exclusive subject matter jurisdiction of such claims is federal, the federal district court for the District of Delaware) in the event any dispute arises out of this Amendment or any of the transactions contemplated by this Amendment, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (iii) agrees that it will not bring any action relating to this Amendment or any of the transactions contemplated by this Amendment in any court other than the Court of Chancery of the State of Delaware (or, with respect to claims in which the exclusive subject matter jurisdiction of such claims is federal, the federal district court for the District of Delaware) and (iv) to the fullest extent permitted by Law, consents to service being made through the notice procedures set forth in Section 13.02 of the Agreement. Each party hereto hereby agrees that, to the fullest extent permitted by Law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 13.02 of the Agreement shall be effective service of process for any suit or proceeding in connection with this Amendment or the transactions contemplated hereby.

Section 1.15. Effect of Amendment. Except as amended hereby, the Agreement shall remain unchanged, and the Agreement as amended hereby shall be in full force and effect.

Section 1.16. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The facsimile transmission of any signed original counterpart of this Amendment shall be deemed to be the delivery of an original counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CVS PHARMACY, INC.

By:

        Name:

        Title:

CVS CORPORATION

By:

        Name:

        Title:

ALBERTSONS LLC

By:

        Name:

        Title:

SUPERVALU INC.

By:

        Name:

        Title:

NEW ALBERTSON’S, INC.

By:

        Name:

        Title:

ABS FINANCE CO., INC.

By:

        Name:

        Title:

ABS PROCUREMENT CO.

By:

        Name:

        Title:

ACME MARKETS, INC.

By:

        Name:

        Title:

ADVANTAGE STORES, INC.

By:

        Name:

        Title:

ALBERTSONS ASSIST, INC.

By:

        Name:

        Title:

ALBERTSONS STORES CHARITABLE FOUNDATION, INC.

By:

        Name:

        Title:

SV SUCCESSOR LLC

By:

        Name:

        Title:

AMERICAN FOOD AND DRUG LLC

By:

        Name:

        Title:

AMERICAN PARTNERS, L.P.

By:  AMERICAN DRUG STORES, INC.,

        its Managing General Partner

By:

        Name:

        Title:

AMERICAN PROCUREMENT AND LOGISTICS COMPANY LLC

By:

        Name:

        Title:

AMERICAN STORES CHARITABLE FOUNDATION

By:

        Name:

        Title:

AMERICAN STORES COMPANY, LLC

By:  ALBERTSON’S INC.,

        its sole Member

By:

        Name:

        Title:

AMERICAN STORES PROPERTIES LLC

By:

        Name:

        Title:

AMERICAN STORES REALTY COMPANY, LLC

By:  AMERICAN STORES COMPANY, LLC,

        its sole Member

        By:  ALBERTSON’s INC.,

                its sole Member,

By:

        Name:

        Title:

APLC PROCUREMENT, INC.

By:

        Name:

        Title:

ASC MEDIA SERVICES, INC.

By:

        Name:

        Title:

BERYL AMERICAN CORPORATION

By:

        Name:

        Title:

HEALTH ‘n’ HOME LLC

By:

        Name:

        Title:

JETCO PROPERTIES, INC.

By:

        Name:

        Title:

JEWEL FOOD STORES, INC.

By:

        Name:

        Title:

JEWEL OSCO SOUTHWEST LLC

By:

        Name:

        Title:

KASCO AUTOMOTIVE PRODUCTS LLC

By:

        Name:

        Title:

LUCKY STORES PROPERTIES, INC.

By:

        Name:

        Title:

LUCKY STORES, INC. (DE)

By:

        Name:

        Title:

LUCKY STORES, INC. (FL)

By:

        Name:

        Title:

MFC-LIVONIA PROPERTIES, INC.

By:

        Name:

        Title:

OAKBROOK BEVERAGE CENTERS, INC.

By:

        Name:

        Title:

OSCO DRUG OF MASSACHUSETTS LLC

By:

        Name:

        Title:

OSCO DRUG OF TEXAS LLC

By:

        Name:

        Title:

SAV-ON REALTY LLC

By:

        Name:

        Title:

SCOLARI’S STORES LLC

By:

        Name:

        Title:

SUNRICH MERCANTILE LLC

By:

        Name:

        Title:

U.S. SATELLITE CORPORATION

By:

        Name:

        Title: